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                                                                   EXHIBIT 10.19

                                   UNION PLAZA

                                 LEASE AGREEMENT

                                5TH FLOOR OFFICE

                                FEBRUARY 27, 2003

                              CONTRACT NO.: 2003008

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                     UNION PLAZA SHORT TERM LEASE AGREEMENT

Party A:    Beijing Fu Yu Da Real Estate Development Co., Ltd.

Party B:    Beijing Ninetowns Digital Technology Limited

         Due to work requirements, Party B needs to temporarily lease 250 square metres of usable area in the west side of 5th Floor for office purposes. The term is a total of 55 days from March 20, 2003 to May 14, 2003, during such period, Party A will collect a lump-sum charge of US$7,600.00 in total (including the property management fee) from Party B.

Party A (Signature): /s/ Liu Hu Sheng    Party B (Signature):
                     -----------------

Legal Representative: /s/ Li Xiang Ju    Legal Representative:
                     -----------------

Agent: /s/ Li Hong Yan                   Agent: /s/ Sun Xin
      --------------------------------

Date: February 27, 2003                  Date: February 27, 2003

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                           UNION PLAZA LEASE AGREEMENT

Lessor:                       Beijing Fu Yu Da Real Estate Development Co., Ltd.

                              (hereinafter referred to as "Party A")

Business Registration No:     Qi Zuo Jing Zong Zi No. 010823

Legal Address:                Suite 1702, Union Plaza, 20 Chaowai Street,
                              Chaoyang  District, Beijing

Legal Representative:         Longsheng Huang             Title:   Chairman

Nationality:                  Malaysian

Lessee:                       Beijing Ninetowns Digital Technology Limited

                              (hereinafter referred to as "Party B")

Business Registration No:

Legal Address:

Legal Representative:                                     Title:

Nationality:

         This agreement was executed by Party A and Party B on February 27, 2003. In order to specify the rights and obligations of both parties, all of the following agreements have been reached unanimously through negotiations, and both parties must observe them jointly.

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                                TABLE OF CONTENTS

CHAPTER 1              THE LEASED PREMISES                        1

CHAPTER 2              THE LEASE TERM                             1

CHAPTER 3              THE RENT                                   1

CHAPTER 4              THE SECURITY DEPOSIT                       1

CHAPTER 5              OTHER CHARGES                              2

CHAPTER 6              THE PAYMENT METHOD                         2

CHAPTER 7              PARTY A'S RIGHTS AND OBLIGATIONS           3

CHAPTER 8              PARTY B'S RIGHTS AND OBLIGATIONS           4

CHAPTER 9              PARTY A'S EXEMPTION CLAUSES                6

CHAPTER 10             FORCE MAJEURE                              6

CHAPTER 11             LIABILITY FOR BREACH OF AGREEMENT          6

CHAPTER 12             DISPUTE RESOLUTION                         8

CHAPTER 13             OTHER TERMS                                8

ATTACHMENT 1           FLOOR PLAN OF FIFTH FLOOR

ATTACHMENT 2           BUILDING MANAGEMENT REGULATIONS

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                          CHAPTER 1 THE LEASED PREMISES

1.1 Party A is hereby willing to lease to Party B and Party B is willing to lease from Party A the 5th Floor of Union Plaza located at 20 Chaowai Street, Chaoyang District, Beijing of approximately 1,350 square metres (usable area) for office purposes. Its position is specified for reference purposes in Attachment 1 to this agreement, and the said leased offices are hereinafter referred to as "the leased premises."

1.2 Party B is hereby willing to lease 5 parking spaces in the basement of Union Plaza.

1.3 Party B may jointly use the common areas and common facilities of Union Plaza (hereinafter referred to as "the building") with other tenants, but it must observe the usage regulations of the management company.

                            CHAPTER 2 THE LEASE TERM

2.1 The lease term of this agreement for Party B's leased premises is one year, from May 15, 2003 to May 14, 2004.

2.2 Party B enjoys a two-month rent-free grace period from May 15, 2003 to July 14, 2003. During this period, Party A will exempt Party B from rent for the leased premises, but it will collect a monthly property management fee of US$5.00 per square metre (usable area) totaling US$13,500.00.

2.3 If Party B requests for a lease renewal, it should submit a written request to Party A two months before the expiration of this agreement. Upon agreement through negotiation by both parties and on equal terms, Party B has the priority to sign a lease agreement for the next period. Should Party B fail to reach a lease renewal agreement with Party A one month before the expiration of this agreement, Party A is entitled to lease the leased premises to a third party.

                               CHAPTER 3 THE RENT

3.1 The monthly rent for Party B's leased premises is US$22.00 (including the property management fee) per square metre (usable area), for a monthly rent of US$29,700.00 in total.

3.2 The rent for each parking space is US$70.00 per month; the total rent for the parking spaces is US$350.00 per month.

3.3 Party B may install direct line telephones with an IDD function from the telephone office on its own, for which it will make a lump-sum payment to Party A of RMB600 per line, and Party A will cooperate in connecting them to the telephone ports within the leased premises.

                         CHAPTER 4 THE SECURITY DEPOSIT

4.1 Should Party B lease from Party A direct line telephones with an IDD function, the telephone line security deposit is RMB3,000 per line. Pending the termination of this lease agreement and after Party B returns the business location in good condition and pays all telephone charges in full, Party A will return the telephone line security deposit to Party B in full, but without interest.

4.2 Should Party B violate the terms and conditions of this lease agreement, Party A may notify Party B in writing requesting Party B to fulfill the said terms and conditions. Should Party B still fail to fulfill the said terms and conditions 15 days after receipt of the written notice, Party A is entitled to use and deduct part or all of the security deposit in the amount of the losses caused to Party A due to Party B's violation of said terms and conditions. Should Party B's security deposit held by

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         Party A be less than the amount provided in section (1) of this article, Party B must make up the security deposit in full within seven days of the receipt of written notice from Party A. Otherwise, Party A is entitled to collect a late charge from Party B in the amount of 0.3% of the security deposit shortage.

4.3 Upon the termination of this lease agreement, provided that Party B has not violated any terms, has paid all charges payable, and has returned the said leased premises in good conditions, Party A should refund Party B's security deposit within 30 business days, but without interest. Should the cost of losses caused to Party A by Party B's actions be more than the amount of security deposit, Party A is entitled to request Party B for compensation for losses.

4.4 Both parties agree that when the area of the leased premises is less than 500 square metres, Party B must return the leased premises to Party A in accordance with the agreed conditions within five days of the expiration of this lease agreement; when the area of the leased premises is more than 500 square metres, Party B must return the leased premises to Party A in accordance with the agreed conditions within 10 days of the expiration of this lease agreement. Should Party B occupy the leased premises beyond the deadline, Party A is entitled to collect an occupancy fee based on the market rental rate at that time, and to deduct it from Party B's security deposit. Should the security deposit be insufficient to offset it, Party A is entitled to recover the said late occupancy fee from Party B.

4.5 Party B may not rely on having paid the security deposit to Party A as a ground for refusing to pay any other charges payable.

                             CHAPTER 5 OTHER CHARGES

5.1 Party B must pay charges to Party A such as electricity charges, decoration supervision fees and decoration security deposit during the decoration period. For the fee payment instructions, see the "Tenants' Decoration Handbook".

5.2 Should Party B lease Party A's direct telephone line, the actual telephone charges incurred should be paid in full by Party B based on the amount charged by the telephone office.

5.3 The leased premises have a smart card independent electric meter, and the power charges are bought by Party B on its own in advance at Party A's office location.

5.4 Other fees for compensable services, including but not limited to business center service fees, interior cleaning fees, flower rental and display fees and conference room rental charges, etc.

                            CHAPTER 6 PAYMENT METHOD

6.1 It is provided that the rent (including the property management fee) for Party B's leased premises must be paid once a month, and that the first month's rent for this lease agreement must be paid to Party A upon the signing of this lease agreement; thereafter, Party B must pay the monthly rent to Party A before the seventh day of every month.

6.2 The property management fee for the rent-free decoration period must be paid to Party A upon the signing of this agreement.

6.3 Party B's actually incurred telephone and electricity charges and other fees for compensable services must be paid by Party B to Party A no later than seven days after the end of the month which Party B received a notice from Party A.

6.4 Party B should pay the rent to Party A in U.S. dollars. If it pays in RMB, the exchange rate is computed in accordance with 1: 8.277. However, other related charges are paid in RMB.

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6.5      Payment methods: check and remittance.

6.6 Should Party B fail to pay all related charges in full by the designated deadlines in accordance with the charges listed in the terms of this agreement, Party A is entitled to collect from Party B a late charge for every late day in the amount of 0.3% of the rent and related expenses that Party B has failed to pay.

                   CHAPTER 7 PARTY A'S RIGHTS AND OBLIGATIONS

7.1      FEE COLLECTION RIGHTS

         Party A is entitled to collect the stipulated rent and other charges in accordance with the terms of this agreement.

7.2      BUILDING MANAGEMENT

         Party A or its authorized property management company is responsible for the building management work, including work such as the security, fire control and cleaning of the common areas, and the suitable repair and maintenance of the common facilities. During Party B's rent-free decoration period, Party A should provide the necessary decoration conditions and cooperation, and from the date that Party B starts the business officially, the building should have normal services such as water and electricity supplies, lighting, air conditioning, telephone lines and washrooms.

7.3      BUILDING MANAGEMENT REGULATIONS

         Party A is entitled to draw up or amend the building management regulations, decoration regulations and other necessary rules and regulations based on the actual building management circumstances, provided that national laws and regulations are not violated. However, it must notify Party B in writing.

7.4      INSURANCE

         Party A is responsible for purchasing appropriate insurance on the common areas of the building.

7.5      BUILDING NAME CHANGES

         Party A reserves the right to change the name of the building, but it must give Party B at least three months' notice.

7.6      PROPERTY RIGHTS TRANSFER

         Party A is entitled to transfer part or all of the property rights of the building without Party B's consent, but Party A must notify Party B the name and contact method of the new property owner in writing, and the new titleholder and Party B must continue to observe the terms of this agreement.

7.7      CHANGES OF BUILDING FACILITIES

         So long as it does not affect Party B's normal use, Party A is entitled to change/alter parts of the building such as the location of the building's entrances, corridors, hallways, doors, platforms, staircases, lobbies, lifts, malls or washrooms, but it must give Party B prior written notice, and Party B may not demand compensation from Party A for inconveniences, disturbances, business losses, space losses, or other reasons.

7.8      TERMINATION OF THE AGREEMENT

         In the event of any of the following circumstances involving Party B, Party A is entitled to unilaterally terminate this agreement.

7.8.1 Party B violates national laws and regulations, or conducts illegal business operations or other illegal activities;

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7.8.2    Party B changes the use of the leased premises without authorization;
         Party B sublets or assigns part or all of the leased premises without authorization for use by a third party or for joint use with a third party.

7.8.3 Party B fails to pay the rent or other charges for two cumulative months.

                   CHAPTER 8 PARTY B'S RIGHTS AND OBLIGATIONS

8.1      THE RIGHT TO PEACEFUL USE

         Party B enjoys the rights to occupy and use the leased premises. During the lease term, if Party B has paid the rent and other related charges and observed all of the terms of the agreement, Party A may not infringe without cause on Party B's right to use the leased premises (except as provided otherwise by the terms of this agreement).

8.2      MANAGEMENT REGULATIONS

         Party B must strictly observe and respect all management regulations drawn up by Party A or the management company, including but not limited to the tenants' handbook, tenants' decoration rules, fire safety regulations, and parking lot regulations, etc.

8.3      COMMON FACILITIES

         Party B is entitled to the reasonable use of the common facilities of the building, but Party B must pay the related fees and observe the management regulations made by Party A or its management company for the common facilities of the building.

8.4      PAYMENT OF RENT AND OTHER CHARGES

         Party B must pay the rent and other charges (including all fees for compensable services) on time in accordance with the relevant terms of this lease agreement.

8.5      INTERIOR DECORATION

         If Party B performs interior decoration on the leased premises, it must observe the relevant provisions of the "Tenants' Decoration Rules" and the following provisions:

8.5.1 Party B's interior decoration specifications must comply with all of the laws of the People's Republic of China, the building decoration rules and the building management rules;

8.5.2 Should Party B need to change the wiring layout, air conditioning equipment or fire control system (including the sprinkler heads) within the leased premises, it must submit a written request to Party A proceed only after obtaining Party A's consent. Moreover, it must engage a contractor designated by the building to perform any remodeling, and Party B will be responsible for paying all of the related costs;

8.5.3 During the decoration period, Party B must purchase fire and third party insurance, and it must assume the liability for damages to the building's common facilities and to the property of other tenants caused by decoration on the leased premises;

8.5.4 If Party B violates the building decoration rules and fails to apply for the relevant decoration or remodeling, Party A may demand Party B to dismantle all unauthorized finishing or remodeling work, and the related expenses will be assumed by Party B;

8.5.5 Party B must dispose the decoration garbage or waste on its own, and it may not place it in the common areas. Otherwise, Party A is entitled to remove the garbage and to collect the related costs from Party B;

8.5.6 Party B must pay the "Decoration Security Deposit" to Party A as a precondition for Party B's honest observance of the decoration rules. After the decoration is completed, Party B must notify Party A in writing to inspect the leased premises. If Party B has completed the work in accordance

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         with the approved blueprints and plans and has not violated any rules,
         Party A will return the "Decoration Security Deposit" to Party B within one month, but without interest.

8.6      THE BUILDING STRUCTURE AND APPEARANCE

         Party B may not modify the building's facilities or take any actions within the leased premises that would affect the structure and appearance of the building. If Party B needs to modify the facilities of the leased premises, it must obtain Party A's prior written approval.

8.7      COMPLETE FITTINGS

         When this agreement is terminated or terminated in advance for other cause, Party B must return the leased premises to Party A completely in accordance with their status quo, and all accessory equipment provided by Party A must be complete and appropriate. Moreover, equipment, partitions and fittings installed by Party B must be complete and appropriate before being returned to Party A. Otherwise, Party A is entitled to recover from Party B the costs required to restore the interior fittings.

8.8      INTERIOR MAINTENANCE SERVICE

         Party B should keep all facilities in the leased premises in good condition, including the doors and windows, walls, suspended ceilings and all fixed appurtenances or equipment provided by Party A. If improper actions or usage by Party B cause damage to the equipment of the leased premises, the repair costs are borne by Party B. All repairs of any of the facilities provided by Party A in Party B's leased premises must be done by a contractor designated by Party A. If the facilities of the leased premises need to be repaired, Party A is responsible for the repairs, but Party B must notify Party A or its management company, in order to keep the normal operation of Party B's official business or overall system from being affected. In addition, Party B agrees that Party A may repair and maintain all facilities within the leased premises, but Party A must notify Party B in advance, except in emergencies.

8.9      INTERIOR CLEANING

         Party B should perform regular cleaning of its leased premises, and the related cleaning costs are borne by Party B.

8.10     PERMISSION TO ENTER THE PREMISES

8.10.1 Party B agrees that Party A or its authorized agent may enter the leased premises at appropriate times and upon reasonable notification to Party B (except in emergencies), in order to take appropriate fire fighting actions or to deal with other security problems, inspect the maintenance service status of the premises, record Party A's fixed installations, conduct maintenance service, routine inspections and emergency repairs.

8.10.2 After notifying Party B in advance, Party A may bring prospective tenants that wish to lease the offices into the leased premises to inspect within two months before the expiration of this agreement and Party B may not find an excuse to refuse.

8.11     INSURANCE AND THIRD PARTY LIABILITY

         Party B must be responsible for the security of all properties, equipment, installations and other tenants within the leased premises, and it must purchase the appropriate insurance on its own. If danger caused by Party B's private property or Party B's actions cause indirect or direct damage or property damage to Party A's building facilities or to a third party, Party B must assume the corresponding liability and pay compensation; in addition, if Party A is presented with a victim claim due to the above-mentioned circumstances, Party B must compensate Party A for its losses.

8.12     PASSAGE PERMISSION FOR THE BUILDING'S CONDUITS

         Party B agrees that the conduits to the building's common facilities such as water, electricity, gas, communications and central air conditioning may pass through the leased premises; Party A is entitled to send officers to enter Party B's leased premises to conduct relevant inspections, repairs

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         or renovation work, but it should notify Party B in advance, except in emergencies. If any renovation work affects the decoration of the leased premises, Party A must be liable for Party B's costs for the said losses.

8.13     BUILDING INSURANCE NOT TO BE AFFECTED

         Party B may not engage in any activity or action that might cause part or all of the building insurance to become invalid. If Party A or its authorized management company is required to pay additional insurance premiums or any other related expenses due to Party B's improper behavior, Party B must promptly pay compensation.

8.14     NO SUBLEASING

         Except with Party A's written consent, Party B may not assign, sublease or use other form to transfer all or part of the leased premises for use by a third party or for joint use with another party.

8.15     EXCLUSIVE USE OF THE BUILDING NAME

         Except with Party A's written consent, Party B may not use the Chinese or English words for "UNION PLAZA" or similar words to conduct business operations.

                      CHAPTER 9 PARTY A'S EXEMPTION CLAUSES

9.1      LOSSES CAUSED BY SERVICE TERMINATION

         Under the following circumstances, Party A is not required to be responsible for paying compensation for business losses or other incidental losses of Party B or relevant persons:

9.1.1 The central air conditioning, elevators, fire control, security system or other building facilities are forced to suspend service or undergo emergency repairs, and the cause is beyond the control or prior knowledge of Party A.

9.1.2 If there is personal, or property damage or destruction caused by a fire alarm, water leakage, smoke emissions or other accident within the building due to negligence by another tenant or user, Party A should recover compensation for damages from the responsible party on Party B's behalf.

9.1.3 If the central air conditioning, electricity supply or other services are terminated due to an unexpected power outage.

                            CHAPTER 10 FORCE MAJEURE

10.1 If a hurricane, landslide, strata subsidence, natural disaster, war, riot or other force majeure event causes serious damage to the building, with the result that the building and the leased premises cannot be used normally, and a relevant government department declares the building to be unsafe (but not including damage caused directly or indirectly by negligence or other action by Party B during the lease term), and if, as a result of the above, the building is demolished or closed for more than three months, Party A must notify Party B in writing of the relevant circumstances. Party B may suspend rent payments after the building is closed down, until Party A can return the leased premises to Party B for use. If the building is completely destroyed and Party A cannot complete the repairs within six months, either party may notify the other party in writing that the agreement is terminated without being required to pay any compensation, and the security deposit must be returned to Party B.

                  CHAPTER 11 LIABILITY FOR BREACH OF AGREEMENT

11.1     TERMINATION OF THE AGREEMENT

         Except as provided in Article 7.8 of Chapter 7 and Chapter 10 of this agreement, neither party may terminate the agreement in advance. If either party commits an act that violates this agreement, it should pay compensation for the economic losses caused to the other party by its breach of

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         agreement. If both parties are at fault, both parties should assume their respective liability for breach of agreement based on the circumstances.

11.2     REPOSSESSION OF THE LEASED PREMISES

         Party A is legally entitled to repossess the whole leased premises and terminate this agreement under the following circumstances, and Party B's security deposit will be completely expropriated by Party A as compensation to Party A for its related losses due to Party B's violation of the terms of this agreement. If the security deposit is insufficient to pay the said losses and expenses, Party A is entitled to recover the difference and demand Party B to pay all of the related recovery costs and legal fees.

11.2.1 Party B violates any of the terms of this agreement or does not pay the rent and other related charges promptly in accordance with the terms of the agreement and is more than 15 days in arrears, and Party A has given Party B at least seven days' prior written notice, except in special circumstances and with the written consent of Party A;

11.2.2 Party B's company is in bankruptcy or liquidation (except for a merger with another company or an internal company reorganization or consolidation), and Party B has given prior written notice to Party A and obtained Party A's consent.

11.2.3 Property in Party B's leased premises has been attached through legal procedures by a creditor, and Party B is unable to continue to perform this agreement.

11.2.4   Party B is involved in any one of the circumstances listed in Article
         7.8 of Chapter 7 of this agreement.

11.3     NOTICE OF REPOSSESSION OF THE LEASED PREMISES

         Before Party A exercises its rights in accordance with the terms of the
         Article 2 of this Chapter, it must issue a formal and effective written notice to Party B.

11.4     RECOVERY RIGHTS

         The continued acceptance of the rent by Party A after it learns of the occurrence of a breach of agreement or the temporary toleration by Party A of a relevant continuing breach of agreement may not be regarded as a waiver by Party A of its recovery rights for Party B's breach of agreement. A waiver by Party A of any rights provided in any of the terms of this agreement can only be based on Party A's written signature. Insufficient payment of rent or other charges by Party B may not be regarded as Party A's consent to Party B's reduced payment, even though Party A accepts the insufficient amount. Nor does it affect Party A's right to recover the insufficient part of the rent or the arrears. It also does not affect its right to take other measures as provided by this agreement or by law.

11.5     ATTACHMENT

         If Party B violates this agreement and the violation constitutes a breach of agreement, Party A is entitled to attach all of Party B's security deposit. Moreover, it is entitled to attach the equipment in Party B's leased premises in accordance with legal procedures and based on the extent of its losses and sell it through auction to compensate its losses.

11.6     SUSPENSION OF SERVICES

         If Party B fails to pay the related rent and other charges in accordance with the terms of this agreement and it is more than 15 days in arrears, Party A is entitled to suspend all services that it provides, including but not limited to the electricity supply and air conditioning, but Party A must give Party B at least seven days' prior written notice.

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11.7     ILLEGAL ACTS

         If Party B is closed down and banned by a court or public supervision authority for an illegal act, Party A is not required to return any of its security deposit. Moreover, Party A is entitled to recover consequential losses caused to Party A by Party B.

                          CHAPTER 12 DISPUTE RESOLUTION

12.1 The making, validity, interpretation, performance and dispute resolution of this agreement are all under the jurisdiction of the laws of the People's Republic of China.

12.2 When disputes regarding this agreement occur, both parties should do all possible to resolve them through friendly negotiation or mediation. If unanimity cannot be reached through negotiation and mediation, either party may institute legal proceedings at the People's Court for the area in which this building is located.

                             CHAPTER 13 OTHER TERMS

13.1     THE VALIDITY OF THE TERMS OF AGREEMENT

         If any of the terms of this agreement conflict with future changes in national laws, the national laws will prevail in respect of the relevant terms. However, the validity and performance of the other terms of this agreement are certainly not consequently affected. Both parties must fulfill their responsibilities under the other clauses and the new provisions.

13.2     DELIVERY OF CORRESPONDENCE

         If Party A notifies Party B of important matters in writing, it must do so in the form of registered mail or personal delivery to the leased premises or to Party B's final office in Beijing. Party B should deliver correspondence to Party A according to the same method. If Party A changes its address, it should notify Party B. The mailing date and delivery address of registered mail may play a future reference role.

13.3     THE FLOOR PLAN OF THE LEASED PREMISES

         The floor plan of the leased premises in the attachment to this agreement is for reference only, and it does not specify the area or the dimensions.

13.4     NOTES

13.4.1 As used in this agreement, "Party A" refers to the building owner, its agent and successors;

13.4.2 As used in this agreement, "Party B" refers to the lawful tenant of the leased premises, including its company employees;

13.4.3 As used in this agreement, "third parties" refer to organizations or natural persons other than Party A or Party B.

13.5     CENTRAL AIR CONDITIONING

         The building's central air conditioning service times are from 8:00 am to 8:00 pm daily, excluding official People's Republic of China days of rest and holidays.

13.6     LAWFUL INDUSTRY

         Party A cannot guarantee or indicate that the premises leased by Party B will be suited to Party B's future line of business. Moreover, Party B must apply to the government department concerned for the relevant business license on its own, and Party B must observe the provisions of the People's Republic of China and the government departments concerned in its business behavior. If a violation of this article by Party B causes losses to Party A, Party B agrees to compensate Party A for its losses.

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13.7     STATE REPOSSESSION OF THE BUILDING

         During the lease term, if the People's Republic of China demands repossession of the building for its public purposes, Party B must turn over the business location before the date designated by the government. After Party B turns over the leased premises, it is not required to pay the rent, property management fee, telephone charges or other related charges payable in accordance with the provisions of this lease agreement, but Party B is not entitled to recover damages from Party A and Party A must refund the rent balance and the security deposit paid by Party B.

13.8     NATIONAL LAWS

         Both parties must observe all of the regulations of the People's Republic of China.

13.9     SUPPLEMENTARY AGREEMENT

         Both parties may agree to separately cover matters that are not covered in this agreement. This agreement and all of its attachments are regarded as components of this agreement and they are of the same legal effect.

13.10 THIS AGREEMENT TAKES EFFECT ON THE DATE THAT IT IS SIGNED AND SEALED BY BOTH PARTIES.

13.11    THIS AGREEMENT IS IN DUPLICATE, AND PARTY A AND PARTY B EACH KEEPS ONE
         COPY.

Party A (Signature): /s/ Liu Hu Sheng       Party B (Signature):
                    ------------------

Legal Representative (or Principal):        Legal Representative (or Principal):
/s/ Li Xiang Lan
--------------------------------------

Agent: /s/ Li Hong Yan                      Agent: /s/ Sun Xin
       -------------------------------             -----------------------------

Date: February 27, 2003                     Date: February 27, 2003

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ATTACHMENT 1

                            FLOOR PLAN OF FIFTH FLOOR

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ATTACHMENT 2

                         BUILDING MANAGEMENT REGULATIONS

         In order to protect the interests of all of the tenants of the building and maintain the management quality of the building, the tenants must conscientiously observe the following management regulations. The management company is entitled to revise the substance of these regulations to suit the conditions, and it will notify all tenants of the relevant modifications in writing.

1.       THE FACILITIES AND THE STRUCTURE

         Without the prior written approval of the management company, tenants must not modify the facilities of the building within the leased premises. The management company strictly prohibits tenants from affecting the building structure and appearance, and tenants may not arbitrarily put up partitions, build walls, connect walls, or drill through walls, windows, doors, or floors, etc.

2.       INTERIOR DECORATION

         If tenants need to perform any finishing or remodeling projects within the leased premises, they must apply in advance to the management company, and they must observe all of the provisions of the "Tenants' Decoration Rules" and the "Beijing Municipal Fire Safety Regulations". If the related decoration requires the hiring of an engineer or other relevant professionals, or the approval of sectors such as the fire department, the tenant must assume the said professional fees.

3.       NO SIGNS OR ADVERTISEMENTS

         In order to maintain the unified appearance of the building, tenants may not erect or post promotional materials such as posters, advertisements or playbills in any part of the public areas or on the exterior facade of the building, they may block the windows with any articles.

4.       FLAGPOLES AND ANTENNAS

         Tenants may not erect flagpoles or antennas or fly flags on the outside of the leased premises or in other public areas.

5.       NO PLACING OF ARTICLES IN THE PUBLIC AREAS

         Tenants may not dump articles such as furniture, showcases, exhibits, cases, garbage, or odds and ends in places outside of the leased premises, including the building's lobbies, power supply rooms, staircases, hallways or other common areas. Otherwise, the management company is entitled to move the articles without notifying the tenant, in order to ensure that the fire exits are unobstructed, but the tenant must pay all cleaning and removal expenses.

6.       NO PETS

         Tenants may not bring animals into the building or keep poultry, livestock, or any pets in the leased premises.

7.       NO COOKING

         Tenants may not engage in cooking that emits unusual odors in the leased premises or the common areas.

8.       NO SMOKING

         Tenants may not smoke, spit or throw waste in the building's common areas, hallways or elevators.

9.       NO ARBITRARY OPENING OF WINDOWS

         In order to ensure the efficient use of the building's air conditioning energy, tenants may not arbitrarily open the office windows.

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10.      NO INCREASED LOAD

         Without the written approval of the management company, tenants may not change, transfer, or increase the load on the power consumption and water consumption equipment or on the central air conditioning without authorization. If the tenant uses super high capacity electrical appliances, it must notify the building maintenance department in advance, in order to keep the building's normal electricity supply from being affected.

11.      MOVEMENT OF HEAVY ARTICLES

         Without making arrangements with the management company, tenants may not move large safes, heavy appliances or other large things into or out of the building. The management company will arrange suitable delivery times for tenants, but deliveries may not affect the normal operation of the building. Tenants may not use the passenger elevators to deliver goods. If the facilities of the common areas are damaged during deliveries, the tenant must be responsible for all repair costs.

12.      NO OVERLOADING

         If the tenant places safes, machinery, or other heavy appliances in the leased premises, it must submit a written application to the management company. If the said application needs to be approved by professionals, the tenant must pay the related charges. However, the said heavy articles that are stored may not exceed the floor's load capacity.

13.      NO WEAPONS OR DANGEROUS ARTICLES

         The articles listed below may not be brought into or stored in this building under any circumstances:

         (1) Flammable, explosive, poisonous or radioactive chemical substances;

         (2)      Weapons, ammunition or any illegal articles.

14.      NO OFFENSIVE BEHAVIOR

         Tenants must not conduct any activities within the leased premises that might danger the management company or the building's tenants or incur the disgust of or make trouble for other people. In addition, tenants may not commit actions within the building that conflict with the laws and regulations (particularly the fire regulations) of the Chinese government.

15.      CLEANING

         (1) The building management company has the centralized responsibility for the cleaning and sanitation of all of the public areas of the building; all tenants should handle their office sanitation or authorize the building management company to provide compensable services on its own. Tenants may not engage other cleaning contractors.

         (2) Tenants must direct their cleaning officers to move their daily garbage and waste to a place designated by the management company.

         (3) The management company, tenants and their employees and cleaning contractors must cooperate in maintaining a clean image for the building.

16.      NO LEAFLETING

         Without the approval of the management company, tenants may not pass out business leaflets within the building.

17.      PEST CONTROL

         Tenants should keep their leased premises clean and free of pests. If a pest infestation occurs, tenants must promptly notify the management company to do extermination work.

18.      NO STORAGE OF GOODS

         The tenant may not use the leased premises to manufacture or store goods or commodities, except for a few goods and commodities related to the tenant's business, as samples and exhibits.

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19.      NO AUCTION

         The tenant may not hold or allow another party to hold an auction within the leased premises.

20.      NO PREPARED FOODS

         Tenants may not have large amounts of prepared foods delivered to the leased premises, except for tenant's employees or guest, but there should be no dining in the common areas. The related leftovers must be handled properly and placed at the designated collection site.

21.      OPEN FOR BUSINESS

         The tenant must keep the leased premises in normal operation. If the tenant needs to suspend business for more than seven days, it must give prior written notification to the management company of the suspension time and period.

22.      DOOR LOCKS

         Without the written consent of the management company, tenants may not add locks or security systems to the front doors of their leased premises. If they need to change the original locks or install security systems, they must submit a written application to the management company in advance.

23.      ADDITIONAL AIR CONDITIONING

         If the tenant needs central air conditioning outside the office hours, it must apply to the management company 24 hours in advance, and the tenant must pay all related costs.

24.      THIRD PARTY INJURIES

         If tenant's negligence causes damage to the leased premises which results indirectly or directly in an injury to any person, the tenant must assume the related liability; in addition, if the management company is presented with a victim claim due to the above-mentioned circumstances, the tenant must pay compensation for Party A's losses.

25.      OFFICE USE

         The tenant may not use the leased premises for purposes other than as offices, or for any illegal or immoral activities. In addition, it may not stay in the leased premises overnight, but if the tenant needs to work overtime, it should notify the building security department in advance.

26.      CONTACT TELEPHONE

         The tenant should notify the building security department of its company's business telephone number, so that it is prepared to receive arriving guests in a timely way. In addition, the tenant must provide a contact telephone number for non-business hours, so that the security department can notify the tenant in a timely way if the security staff discovers special circumstances in the leased premises such as unusual sounds, abnormal odors or fire alarms during non-business hours.

27.      DAMAGE TO THE FACILITIES

         If improper use by the tenant or its employees causes damage to the facilities within the leased premises and affects the normal operation of the building's equipment system, the management company will ask the tenant to make cash compensation based on the extent of the damage.

28.      DAMAGE TO THE GLASS WINDOWS

         If the glass windows on the exterior wall of the leased premises are damaged or broken in any way, the tenant should immediately notify the management company, and it shall not replace the glass windows on its own. If the glass windows on the exterior wall within the leased premises are damaged by the tenant deliberately or through negligence, the tenant must assume all of the related costs of replacing the glass windows.

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29.      DOOR EXIT PASSES FOR ARTICLES

         When the tenant needs to move articles such as valuables, electrical appliances or furniture out of the building, it should acquire a door exit pass from the building security department. Otherwise, the security officer is entitled to prevent the movement.

30.      THE REGISTRATION SYSTEM

         If the tenant needs access to the building during non-business hours (excluding legal holidays and from 8:00 a.m. to 7:00 p.m. on weekdays), it must complete registration formalities. Otherwise, the security officer is entitled to refuse access to the building by the tenant.

31.      OVERTIME WORK

         If the tenant needs to work overtime (perform overtime work), please apply in advance to the security department, so that the security officer can patrol the tenant's leased premises occasionally to ensure the tenant's security.

32.      FIRE PROTECTION MEASURES

         (1) Upon leaving the office, please check and turn off all electricity switches and ensure that no unextinguished cigarette butts or any other live embers are left behind.

         (2) When smoking inside the leased premises, it is necessary to put all articles such as matches and cigarette butts into ashtrays. They may not be dropped onto the floors or into wastebaskets. No smoking is permitted in the hallways, staircases or elevators.

33.      FIRE SAFETY AGREEMENT

         (1) Before the tenant is admitted, it must sign a "Security and Fire Prevention Responsibility Agreement" with the management company in accordance with national regulations. Otherwise, it will bear all liability and consequences.

         (2) External organizations that perform construction and repair work in the building must observe the Beijing Municipal fire code, conscientiously implement the "Building Security Policy", and sign a "Fire control and safety management agreement for an external organization performing construction and repair work within the building" with the management company.

34.      PARKING LOT REGULATIONS

         If the tenant uses the building's parking lot equipment, it must observe all parking lot regulations.

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